Rodman & Renshaw 19th Annual Global Investment Conference John Hatsopoulos, Co-CEO NASDAQ: TGEN September 12, 2017

Safe Harbor Statement This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the present intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company‘s SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated. The company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise. 2

John N. Hatsopoulos: Co-CEO & Director 3 • Retired President and Vice Chairman of the board of directors of Thermo Electron Corp. (now Thermo Fisher Scientific) • Developed Thermo’s famous ‘spinout’ strategy, resulting in the spinout of 24 public companies from the parent • Raised nearly $5B from 1990 – 1998 as Thermo CFO for the parent company and it’s various spinout subsidiaries • Board of Directors of the American Stock Exchange from 1994 – 2000 • Former “Member of the Corporation” of Northeastern University

Genesis of a Pioneering Clean Energy Company 4 Born out of the R&D New Business Center of Thermo Electron Corp., Tecogen technology was developed by leading thermodynamic experts with funding from the Gas Research Institute, Department of Energy, and others. In 2000 a group of private investors, including original Thermo co-founders George and John Hatsopoulos, purchased Tecogen Inc.

Leading Manufacturer of Clean Energy Solutions 2000 2002 2004 2006 2008 2010 2012 Thermo sale of TECOGEN to private investor group First (and only) engine- driven CHP module to obtain full California Electric Rule 21 certification CEC awards TGEN Research Contract for development of new Microgrid CHP Module First inverter-based CHP module to obtain CE mark for EU TGEN IPO InVerde Launched Ilios Dynamics Created Ultera Emissions Reduction Technology Introduced Leading provider of cost efficient, clean and reliable products for power production, heating and cooling which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer’s carbon footprint. With over 2,500 units shipped, Tecogen technology is revolutionizing distributed generation for residential, commercial, and industrial cogeneration customers in North America. 2014 Vehicle Emissions JV Launched InVerde e+ Launched Gas Company selling agreement TTcogen JV Quadruples Portfolio 2016 ADGE Acquisition Exclusive permanent magnet generator introduced 5

Why Tecogen? Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable Tecogen’s compelling ROI proposition meets the needs of a diverse range of customers. Hospitality Health Care Education Multi-Unit Residential Industrial Municipal Recreation “Unregulated Utility” CHP Modules Electricity & Heat Ilios Water Heaters 2-3x Heat Efficiency TECOCHILL Cooling & Heat Emissions Control Ultra-Clean Emissions Ultera On-Site Utility American DG ADGE 6

Opportunities & Outlook a growing company in a growing industry •High ROI product •Technological innovation •Relationships with key partners •Increasing environmental and regulatory pressures •Resiliency and Demand Response concerns Sales •Turnkey installation •Long term service agreements •Nationwide presence •High margin revenue stream •Additional growth anticipated Service •Predictable, annuity type revenue •Enhancing profitability of existing fleet •Reduced operational costs through Tecogen service •Additional growth possibility American DG •Double digit CAGR •>$40B market potential for CHP •Margins 35% - 40% •>$10M product and installation backlog •<50% manufacturing capacity utilization •Stable operating expense profile Growth & Margins 7

Diverse Range of End Market Customers Installed Base* Compelling value proposition across customer market segments reduces volatility from individual customer verticals. 8 *Approximate recently installed base by end market at YE2016. Recreation 3.5% Education 19.8% Other 9.8% Health Care 9.5% Hospitality 4.9% Industrial & Manufacturing 12.0% Multi-Unit Residential 40.5%

Merger with ADGE 9  Successfully completed merger with Tecogen and became a wholly-owned subsidiary on May 18, 2017  On-Site Utility business model installs, owns, and maintains natural gas powered cogeneration systems  Fleet: 93 systems, 5.5MW of installed capacity  One 500KW site under construction American DG Energy Profile Combined Company Benefits  Stable Revenue Base – Provides a fourth source of revenue, which generates a consistent “annuity-like” revenue stream from long term contracts  Cost Savings – Elimination of overlapping functions yields strong cash flows  Fleet Management - Technical support of Tecogen’s experienced service teams will further improve fleet performance and profitability Creates a vertically integrated clean technology company with a complete end-to-end distributed generation offering – design, manufacturing, financing, installation, and maintenance.

Ultera® Emission System Features & Advantages  Non-invasive emissions system − Reduces criteria pollutants (NOx, HCs & CO) to near-zero fuel-cell equivalent levels − Simple retrofit to existing engines with no performance degradation  Proven in Tecogen, Ford, GM, Caterpillar, Generac, etc.  Patent protected and insured  Long-term tests and third-party verification of system efficacy  Development under way for potential commercialization for non-stationary applications − Propane powered Fork trucks − Gasoline powered passenger cars and light duty trucks (ULTRATEK JV) Commercial Rollout  Tecogen CHP, Chillers, Ilios Systems 2012  Stationary Engines 2014  Natural Gas Generators 2015  Standby Generators (southern CA) final testing imminent  Propane fork trucks under study  Gasoline automotive fleets under study  Large industrial mobile engines TBD  Natural gas vehicle fleets TBD Launch Date 10

 Fork trucks that operate indoors must meet stringent emissions standards − CO and NOX can be deadly  Significant interest from manufacturers − Propane is already the fuel of choice thanks to affordability, robust distribution network, and good power profile − Batteries and fuel cells greatly compromise performance and increase operating costs  Retrofit of donated fork truck underway − Baseline testing complete − Initial testing of retrofit planned for September Non-stationary Ultera® Applications 11 Fork Trucks ULTRATEK Joint Venture  Goal is to commercialize Ultera for passenger vehicles and light trucks  Tecogen owns 43% and controls 50% of Board seats, ensuring veto power − Private investors own the remainder − Managed by Tecogen’s President, Robert Panora, and Board Director, Dr Ahmed Ghoniem  Successful Phase 1 and 2 testing complete − Highly impactful proof of concept subject of internationally peer-reviewed SAE paper  Next phases include evaluating feedback from manufacturers − Refine the design − Prove reliability, practicality, and cost effectiveness

TTcogen JV: INFINITE POTENTIAL 12 Features  50/50 Joint Venture launched in May 2016 with European CHP expert TEDOM  Brings TEDOM packaged CHP portfolio to U.S. via Tecogen sales & service network  Combined product portfolio serves energy needs from 35 kW – 4 MW – quadruples addressable market for CHP  Flexible fuel options including natural gas, propane, renewable biogas, etc.  Sales backlog of $884 thousand as of date of 2Q’17 earnings call

Indoor Agriculture 13 Tecochill natural gas powered chillers provide a unique value proposition for indoor farming -Only natural gas powered chiller on the market -No need to upgrade electrical system -Removes heat generated by lighting -Dehumidifies the air -Virtually pure CO2 exhaust can be utilized to help speed plant growth Rapidly growing market  Indoor farming poised for exponential growth − 5x over five years globally according to Agrilyst  Cannabis primary near-term driver in the US − Leafy greens, herbs, and tomatoes also attracting capital  Typically located in or near urban centers − Often have older infrastructure and higher electricity rates

Tecogen
Advanced Modular CHP Systems

2Q Financial Metrics

Revenues, Margins, Growth

Tecogen Earnings Model & Outlook

- Four revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
  - Energy production from ADGE **provides second source of stable ongoing revenue**
- Quarterly Product Backlog >$10M
  - Backlog at $16.1M as of 8/11/17
- Discounted future energy production revenues > $50M
- Maintain Gross Margins at 35% - 40%
- $3.3M cash balance at quarter-end, up from end of 1Q'17, adjusted for the merger

Second quarter marked fourth consecutive quarter of positive adjusted EBITDA*

	For the Quarter Ended		Y/Y
REVENUE	**June 30, 2017**	**June 30, 2016**	**Growth**
Product	$ 3,116,198	$ 2,408,860	29.4%
Service and Installation	3,700,150	3,278,448	12.9%
Energy Production	774,192	-	
Total Revenue	$ 7,590,540	$ 5,687,308	33.5%
COST OF SALES			
Product	1,965,881	1,767,052	
Service and Installation	2,307,494	1,817,362	
Energy Production	330,543	-	
Total Cost of Sales	4,603,918	3,584,414	28.4%
Gross Profit	**$ 2,986,622**	**$ 2,102,894**	**42.0%**
Net (Loss) attributable to Tecogen Inc	$ (293,540)	$ (415,539)	
GROSS MARGIN			
Product	36.9%	26.6%	
Service and Installation	37.6%	44.6%	
Energy production	57.3%	N/A	
Total Gross Margin	39.3%	37.0%	
Non-GAAP financial disclosure			
Net (loss) attributable to Tecogen Inc	$ (293,540)	$ (415,539)	
Interest expense, net	30,685	41,283	
Depreciation & amortization, net	178,595	66,484	
EBITDA	(84,260)	(307,772)	
Stock based compensation	48,842	60,934	
Merger related expenses	99,773	35,000	
Adjusted EBITDA*	**$ 64,355**	**$ (211,838)**	

*Adjusted EBITDA is a non-GAAP financial measure. Please refer to our earnings press release dated August 14th, 2017 for a discussion of management's use of this non-GAAP measure and a reconciliation to the most directly comparable GAAP measure.

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YTD Financial Metrics 15 *Adjusted EBITDA is a non-GAAP financial measure. Please refer to our earnings press release dated August 14th, 2017 for a discussion of management’s use of this non- GAAP measure and a reconciliation to the most directly comparable GAAP measure. The first half of 2017 was the first time Tecogen generated positive adjusted EBITDA* during the January-June period For the Six Months Ended Y/Y REVENUE June 30, 2017 June 30, 2016 Growth Product 5,923,543$ 4,675,008$ 26.7% Service and Installation 7,739,570 6,087,815 27.1% Energy Production 774,192 - Total Revenue 14,437,305$ 10,762,823$ 34.1% COST OF SALES Product 3,722,730 3,319,768 Service and Installation 4,482,739 3,620,817 Energy Production 330,543 - Total Cost of Sales 8,536,012 6,940,585 23.0% Gross Prof it 5,901,293$ 3,822,238$ 54.4% Net (Loss) attributable to Tecogen Inc (248,755)$ (1,308,707)$ GROSS MARGIN Product 37.2% 29.0% Service and Installation 42.1% 40.5% Energy production 57.3% N/A Total Gross Margin 40.9% 35.5% Non-GAAP f inancial disclosure Net (loss) attributable to Tecogen Inc (248,755)$ (1,308,707)$ Interest expense, net 63,600 80,773 Depreciation & amortization, net 242,876 131,941 EBITDA 57,721 (1,095,993) Stock based compensation 97,684 88,177 Merger related expenses 118,853 35,690 Adjusted EBITDA* 274,258$ (972,126)$

Growth Opportunities Core Business – Robust Demand for CHP Systems and Chillers • Economic Fundamentals drive long term adaption of distributed generation – high electricity prices, low cost natural gas, grid and building resiliency concerns – >$40B market potential for CHP • Technological innovation and unmatched industry reputation creates sustainable competitive advantage • Sales team expansion grows markets and geographies • Strong relationships with key strategic partners generates repeat business • TTcogen joint venture quadruples addressable market • Indoor agriculture industry increasingly recognizes value of natural gas-powered chillers Emissions Control Opportunity (Ultera) • Emission retrofit kits and propane fork truck initiative • Upside potential from gasoline automotive emissions control development work at Ultra emissions joint venture (ULTRATEK) 16 Tecogen at Prime Inflection Point for Growth

Q&A Company Information Tecogen Inc. 45 First Avenue Waltham, MA 02451 NASDAQ: TGEN www.tecogen.com Contact John Hatsopoulos, Co-CEO 781.622.1122 John.Hatsopoulos@tecogen.com Jeb Armstrong, Director of Capital Markets 781.466.6413 Jeb.Armstrong@tecogen.com 17